SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: June 21, 2000

                        Commission File Number 000-23783

                                 MICROMUSE INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                                              94-3288385
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

                              139 TOWNSEND STREET
                        SAN FRANCISCO, CALIFORNIA 94107
                                 (415) 538-9090
              (Address, including ZIP Code, and telephone number)

ITEM 5. OTHER EVENTS

      On June 21, 2000, Micromuse Inc. ("Micromuse"), Salamander Acquisition Corp., a wholly-owned subsidiary of Micromuse ("Merger Sub"), and NetOps Corporation ("NetOps") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), pursuant to which it has been agreed that Merger Sub will be merged with and into NetOps (the "Merger"). A copy of the press release announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits. The following documents are filed as exhibits to this report:

            99.1 Press Release dated June 21, 2000.


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

                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Micromuse Inc.


Date: June 21, 2000                    /s/ Stephen Allott
                                       -----------------------------------------
                                       Stephen Allott
                                       Chief financial Officer


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